UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2016

ORIGO ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36757	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller, 405 Lexington Avenue, New York, New York 10174

(Address of Principal Executive Offices) (Zip Code)

(718) 652-4500

(Registrant’s Telephone Number, Including Area Code)

CB Pharma Acquisition Corp., 2 Gansevoort St., 9th Floor, New York, NY 10014

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 5.07 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 5.07 is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 5.07 is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2016, Origo Acquisition Corporation (formerly CB Pharma Acquisition Corp.) (the “Company”) held an extraordinary general meeting of shareholders (the “Meeting”). At the Meeting, the shareholders approved each of the following items: (i) an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) to December 12, 2016 (the “Extension Amendment”), (ii) an amendment to the Charter to allow the holders of the Company’s ordinary shares issued in the Company’s initial public offering (the “IPO,” and such shares, the “public shares”) to elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion Amendment”) and (iii) to change the Company’s name from “CB Pharma Acquisition Corp.” to “Origo Acquisition Corporation” (the “Name Change Amendment”).

The purpose of the Extension was to allow the Company more time to complete a business combination and to better reflect the Company’s new management (described below) and current search for a business combination target. Under Cayman Islands law, the amendments to the Charter took effect upon their approval. Accordingly, the Company now has until December 12, 2016 to consummate an initial business combination.

Set forth below are the final voting results for each of the proposals:

Extension Amendment

The Extension Amendment was approved as follows:

For	Against	Abstentions
5,168,088	131,6011	0

Conversion Amendment

The Conversion Amendment was approved as follows:

For	Against	Abstentions
5,298,189	0	1,500

Name Change Amendment

The Name Change Amendment was approved as follows:

For	Against	Abstentions
5,168,000	0	131,601

Shareholders holding 1,054,401 public shares exercised their right to convert such public shares into a pro rata portion of the trust account. As a result, an aggregate of approximately $10,756,145 (or approximately $10.20 per share) was removed from the trust account to pay such holders.

As previously reported by the Company, pursuant to the agreement entered into on May 20, 2016 between the Company, the Company’s shareholders prior to its initial public offering and EJF Opportunities, LLC, Stephen B. Pudles, Jose M. Aldeanueva, Jeffrey J. Gutovich Profit Sharing Plan and Barry Rodgers, effective as of the approval of the Extension, (i) each of Lindsay A. Rosenwald, Michael Weiss, George Avgerinos, Adam J. Chill, Arthur A. Kornbluth and Neil Herskowitz resigned from his position as an officer and/or director of the Company and (ii) Edward J. Fred and Jose M. Aldeanueva were appointed as Chief Executive Officer and President and Chief Financial Officer, Secretary and Treasurer, respectively, of the Company and Edward J. Fred, Jose M. Aldeanueva, Stephen Pudles, Jeffrey J. Gutovich and Barry Rodgers became directors of the Company.

Because the Extension Amendment was approved, as indicated in the Company’s proxy statement relating to the Meeting, the new management of the Company contributed to the Company as a loan $0.20 for each public share that was not converted. Accordingly, an aggregate of approximately $629,120 was contributed to the Company and deposited in the trust account. As a result, the conversion amount per share in any subsequent business combination or liquidation will be approximately $10.40 per share. The amount of the contribution will not bear interest and will be repayable by us to the lenders upon consummation of an initial business combination. If an initial business combination is not consummated by the required In addition to the aforementioned contribution, the new management loaned the Company an additional $370,880 for the Company’s working capital needs, for an aggregate of $1,000,000 loaned to the Company. The loan is evidenced by a promissory note and is unsecured, non-interest bearing and is payable at the consummation by the Company of a business combination. Upon consummation of a business combination, up to $175,000 of the principal balance of the note may be converted, at the holders’ option, to units at a price of $10.00 per unit. The terms of the units will be identical to the units issued by the Company in its initial public offering except that the warrants included in such units will be non-redeemable by the Company and will be exercisable for cash or on a “cashless” basis, in each case, if held by the initial holders or their permitted transferees. If new management converts the entire $175,000 of the principal balance of the note, they would receive 17,500 units. If a business combination is not consummated, the note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company had funds available to it outside of the trust account. The issuance of the note to new management was exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

On June 10, 2016, the Company issued a press release announcing the Extension. A copy of the press release is attached to this report as Exhibit 99.1.

The information under this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press release dated June 10, 2016.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2016	ORIGO ACQUISITION CORPORATION

	By:	/s/ Edward J. Fred
Edward J. Fred Chief Executive Officer